Supplement to the
Fidelity® Nasdaq Composite Index® Tracking Stock
January 29, 2013
Prospectus

The following information replaces similar information found in the "Appendix" section under the heading "Supplemental Information" on page 20.

Calendar Year 2012
	Closing Market Price Below NAV		Closing Market Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	102	40.8%	70	28.0%
25 - <50	25	10.0%	22	8.8%
50 - <75	13	5.2%	2	0.8%
75 - <100	6	2.4%	3	1.2%
100 or above	4	1.6%	3	1.2%
Total	150	60.0%	100	40.0%
ETF-13-01  March 8, 2013
1.790427.117